UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

December 10, 2024

TARGET GLOBAL ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41135	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PO Box 10176
Governor’s Square 23
Lime Tree Bay Avenue, Grand Cayman
KY1-1102,
Cayman Islands	KY1-1102
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (212) 796-4796

N/A

(Former name or former address, if changed since last report)

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	TGAA	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	TGAAW	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one-third of one redeemable warrant	TGAAU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 10, 2024, Target Global Acquisition I Corp., a Cayman Islands exempted company (the “Company”), received a notice (the “Delisting Notice”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market (“Nasdaq”) stating that Nasdaq has determined to delist the Company’s securities on The Nasdaq Global Market and will suspend trading in the Company’s securities effective as of the opening of business on December 17, 2024, due to the Company’s non-compliance with Nasdaq IM-5101-2, which requires that a special purpose acquisition company complete one or more business combinations within 36 months of the effectiveness of its IPO registration statement.

Following the suspension of trading on The Nasdaq Global Market, the Company anticipates that the Company anticipates that the Company’s Units, shares of Class A common stock and redeemable warrants will be eligible to trade on the OTCQX under the symbols “TGAAU,” “TGAA” and “TGAAW,” respectively. On December 3, 2024, the Company filed an application to have its securities quoted on the OTCQX Marketplace. Nasdaq will complete the delisting by filing a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities and Exchange Act of 1934, as amended, on Form 25 with the U.S. Securities and Exchange Commission.

Notwithstanding the delisting of the Company’s securities from Nasdaq, it remains the intention of the Company to continue to pursue the previously disclosed proposed business combination with Venhub Global, Inc. (“VenHub”), as well as the listing of VenHub’s securities on Nasdaq.

Additional Information and Where to Find It

This document relates to a proposed transaction between the Company and VenHub. This document does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act. VenHub and the Company intend to file a registration statement on Form S-4 that will include a proxy statement/prospectus of the Company. The proxy statement/prospectus will be sent to all Company shareholders. Acquiror also will file other documents regarding the proposed transaction with the SEC. Before making any voting decision, investors and security holders of Company are urged to read the registration statement, the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC in connection with the proposed transaction as they become available because they will contain important information about the proposed transaction.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by the Company through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by the Company may be obtained free of charge from the Company’s website at https://tgacquisition1.com/ or by written request to Acquiror at 40 West 57th Street, 29th Floor, New York, New York 10019.

Participants in the Solicitation

VenHub and the Company and their respective directors and officers may be deemed to be participants in the solicitation of proxies from the Company’s shareholders in connection with the proposed transaction. Information about the Company’s directors and executive officers and their ownership of the Company’s securities is set forth in the Company’s filings with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

Forward-Looking Statements

This document contains certain forward-looking statements within the meaning of U.S. federal securities laws with respect to the proposed transaction between VenHub Global, Inc. (the “Company”) and Target Global Acquisition I Corp. (“SPAC”), including statements regarding the benefits of the transaction, the anticipated timing of the transaction, the services offered by the Company and the markets in which it operates, the Company’s business strategy and the Company’s projected future results, including its ability to operate profitably in the future, its ability to attract and retain end users, its ability to launch new generations of its products, its ability to raise additional capital and the success of any future acquisitions, partnership and joint ventures. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “budget,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. These statements involve risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied by these forward-looking statements. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of SPAC’s securities, (ii) the risk that the transaction may not be completed by SPAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by SPAC, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the agreement and plan of merger by the shareholders of SPAC and the Company and the receipt of certain governmental and regulatory approvals, (iv) the lack of a third party valuation in determining whether or not to pursue the proposed transaction, (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the agreement and plan of merger, (vi) the effect of the announcement or pendency of the transaction on the Company’s business relationships, performance, and business generally, (vii) risks that the proposed transaction disrupts current plans of the Company or diverts management’s attention from the Company’s ongoing business operations and potential difficulties in the Company’s employee retention as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted against the Company, SPAC or their respective directors or officers related to the agreement and plan of merger or the proposed transaction, (ix) the ability of the Company, SPAC or a successor thereto to maintain the listing of its securities on The Nasdaq Stock Market LLC, (x) volatility in the price of the securities of the Company, SPAC or a successor thereto due to a variety of factors, including changes in the competitive and regulated industries in which the Company plans to operate, variations in performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities, (xii) the Company’s ability to increase the prices of its products (xiii) the risk that the Company may be unable to manufacture products of sufficient quality and on schedule and scale, that would appeal to a large customer base, and (xiv) the risk that the Company may not be able to effectively manage its growth, including its design, research, development and maintenance capabilities.

The foregoing list of factors is not exhaustive. Forward-looking statements are not guarantees of future performance. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the registration statement on Form S-4 filed in connection with the transactions described herein, the proxy statement/prospectus discussed below, SPAC’s periodic reports and other documents filed by the Company, SPAC or a successor thereto from time to time with the U.S. Securities and Exchange Commission (the “SEC”). These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. The forward-looking statements in this communication represent the views of SPAC and the Company as of the date of this communication. Subsequent events and developments may cause that view to change. Readers are cautioned not to put undue reliance on forward-looking statements, and all forward-looking statements in this document are qualified by these cautionary statements. The Company and SPAC assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise. Neither the Company nor SPAC gives any assurance that either the Company or SPAC will achieve its expectations. The inclusion of any statement in this communication does not constitute an admission by the Company or SPAC or any other person that the events or circumstances described in such statement are material.

No Offer or Solicitation

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act and otherwise in accordance with applicable law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Target Global Acquisition I Corp.

Date: December 16, 2024	By:	/s/ Michael Minnick
	Name:	Michael Minnick
	Title:	Chief Executive Officer